                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 3, 1999
                                                   ------------------

                          AK STEEL HOLDING CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


        Delaware          File No. 1-13696         31-1401455
    ---------------   ------------------------  -----------------
    (State or other   (Commission file number)   (IRS employer
    jurisdiction of                              identification
    incorporation)                               number)


      703 Curtis Street, Middletown, Ohio             45043
   ----------------------------------------       -------------
   (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                 Not Applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated December 3, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that its Middletown Works hourly workforce has ratified a new 76-month labor agreement by more than a five-to-one margin. The company said about 73% of the 3,200 eligible AEIF-represented employees voted on the terms of the new contract, which are effective retroactively to November 1, 1999. The vote totals provided to the company by the AEIF were 1,961 in favor, 379 opposed. The new pact replaces the parties' current agreement that was set to expire February 29, 2000.

     The company noted that production at the Middletown Works has been disrupted by a labor dispute for only seven days in 99 years of continuous operation, a record unmatched in the integrated steel industry.


Item 7.   Exhibit.
          -------

          (a) Financial Statements of business acquired:

               Not applicable.

          (b) Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated December 3, 1999

                                       2
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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AK STEEL HOLDING CORPORATION


                              /s/  Brenda S. Harmon
                                   -------------------------
                                   Brenda S. Harmon
                                   Secretary


Dated:  December 3, 1999

                                       3
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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                         Page
----------     -----------                                         ----

   (1)         Press Release, dated December 3, 1999                5

                                       4